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Tiffany & Co.                                                      Exhibit 21.1
Subsidiaries                                                       Tiffany & Co.
                                                             Report on Form 10-K


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
                                                  --------------------------
                                                         TIFFANY & CO.

                                                            Delaware
                                                        August 16, 1984
                                                  --------------------------

                    ---------------------                                              -----------------
                     TIFFANY AND COMPANY                                                 TIFFANY & CO.
                                                                                         INTERNATIONAL

                         New York                                                           Delaware
                       May 30, 1868                                                     October 11, 1984
                    ---------------------                                              ------------------

     Domestic Subsidiaries         International Subsidiaries          Domestic Subsidiaries        International Subsidiaries
-----------------------------    -----------------------------    -----------------------------    -----------------------------

         TIFFANY & CO.                 SOCIETE FRANCAISE                   TIFFANY & CO.                TIFFANY-BRASIL LTDA.
          ICT, INC.                        POUR LE                          JAPAN INC.
                                       DEVELOPPEMENT DE LA
                                        PORCELAINE D'ART
         Delaware                           France                          Delaware                         Brazil

-----------------------------    -----------------------------    -----------------------------    -----------------------------

-----------------------------    -----------------------------                                     -----------------------------
    JUDEL PRODUCTS CORP.                  TIFFANY & CO.                                                     TIFFANY & CO.
    (Formerly Glassware               (Unlimited Liability)                                              OF NEW YORK LIMITED
     Acquisition Inc.)
       West Virginia                     United Kingdom                                                       Hong Kong

-----------------------------    -----------------------------                                     -----------------------------
-----------------------------    -----------------------------                                     -----------------------------

    TIFFANY (NJ) INC.                   TIFFANY & CO. K.K.                                                 SINDAT LIMITED
                                     (Tiffany and Company 51%
                                       Mitsukoshi, Ltd. 49%)
       New Jersey                            Japan                                                           Hong Kong

-----------------------------    -----------------------------                                     -----------------------------
                                                                                                   -----------------------------
                                                                                                       TIFFANY & CO. ITALIA
                                                                                                              S.p.A.
                                                                                                    (Formerly Tiffany-Faraone
                                                                                                              S.p.A.)
                                                                                                               Italy

                                                                                                   -----------------------------
                                                                                                   -----------------------------
                                                                                                         TIFFCO KOREA LTD.


                                                                                                         Republic of Korea

                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                                                       TIFFANY & CO. MEXICO,
                                                                                                           S.A. de C.V.

                                                                                                              Mexico

                                                                                                   -----------------------------
                                                                                                   -----------------------------
                                                                                                           TIFFANY & CO.
                                                                                                       OVERSEAS FINANCE B.V.


                                                                                                            Netherlands

                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                                                          TIFFANY & CO.
                                                                                                             PTE LTD.

                                                                                                            Singapore

                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                                                          UPTOWN ALLIANCE
                                                                                                          (M) Sdn. Bhd.

                                                                                                             Malaysia

                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                                                         TIFFANY & CO. A.G.


                                                                                                     Switzerland-Canton Zurich

                                                                                                   -----------------------------
                                                                                                   -----------------------------

                                                                                                           TIFFANY & CO.
                                                                                                         WATCH CENTER A.G.


                                                                                                     Switzerland-Canton Zurich

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